REX FANG & Innovation Equity Premium Income ETF (FEPI)

(the “Fund”)

a series of

ETF Opportunities Trust

Supplement dated September 30, 2025
To the Prospectus and Statement of Additional Information
Dated November 30, 2024
(as previously supplemented)

The changes described below are being made to the Prospectus.

FUND SUMMARY – REX FANG & INNOVATION EQUITY PREMIUM INCOME ETF

In the INVESTMENT ADVISER AND SUB-ADVISER section, under the heading Portfolio Managers, the following sentence is added at the end of the paragraph:

Yin Bhuyan, Senior Portfolio Manager of Vident, has been a portfolio manager of the Fund since January 2025.

MANAGEMENT

In The Portfolio Managers section, the following is added immediately after the third paragraph:

Yin Bhuyan has over 12 years of expertise in trading and portfolio management, specializing in options and defined outcome ETFs. Prior to joining Vident, Ms. Bhuyan was the Director of ETF Portfolio Management at Milliman Financial Risk Management, LLC, where she focused on managing defined outcome ETFs and index tracking ETFs. She led the ETF portfolio management team, significantly contributing to the growth of assets to $16 billion in defined outcome ETFs. Before that, she traded in the S&P Options Pit at Cboe, specializing in volatility arbitrage and delta-neutral hedging strategies. Ms. Bhuyan holds a Bachelor of Science in Economics from National Taipei University and an MBA from the University of Illinois at Chicago.

The changes described below are being made to the Statement of Additional Information.

MANAGEMENT AND OTHER SERVICE PROVIDERS

In the Portfolio Managers section, delete the first sentence of the paragraph and replace with the following:

As described in the prospectus, Austin Wen, CFA and Rafael Zayas, CFA, and Yin Bhuyan serve as the Fund’s Portfolio Managers and are responsible for the day-to-day investment management of the Fund.

Add the following row to the Portfolio Manager table:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Yin Bhuyan*	34	$839	3	$29	0	$0	$868

*   Information is as of August 31, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

*   *   *   *   *

This supplement, the Fund’s Prospectus, and Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain each Prospectus or Statement of Additional Information without charge by calling the Fund toll-free at (844) 802-4004.